Exhibit 99.B(h)(10)

PLAN OF LIQUIDATION AND TERMINATION

SSgA Yield Plus Fund

SSgA Yield Plus Fund (the “Fund”), a separate series of the SSgA Funds, a Massachusetts business trust (the “Trust”), shall proceed to a complete liquidation according to the procedures set forth in this Plan of Liquidation and Termination (the “Plan”), effective as of May 31, 2008.

The Plan was ratified by the Board of Trustees of the Trust as of April 8, 2008.

As soon as practicable, the Fund will cease the public offering of its shares and shall not engage in any business activities, except for the purpose of preparing to wind up, and winding up, its business and affairs, taking reasonable steps to preserve the value of the Fund’s assets, and distributing the Fund’s assets to shareholders in accordance with the Plan; provided, however, that in preparing to wind up its business and affairs, the Fund may continue to carry on its activities as a series investment company, as described in its current Prospectus, with regard to existing shareholders and assets, until final distribution to shareholders.  The Fund shall cause the orderly liquidation of its assets to cash form consistent with the terms of the Plan, by sale or holding to maturity of its investments as the Trust’s officers and the Fund’s investment adviser shall determine to be advisable, and pay or provide for payment of all outstanding obligations, taxes, expenses and other liabilities, accrued or contingent.

The Officers of the Trust shall provide advance notice to shareholders of the liquidation of the Fund, request instructions as to the distribution of proceeds and arrange for the distribution of the Fund’s net assets to shareholders in complete redemption of their shares on a pro-rata basis.  Such distribution shall be made to each shareholder in accordance with instructions from such shareholder, provided that if a shareholder has not given instructions to the Trust by the time that the proceeds are distributed, the shareholder’s redemption proceeds shall be distributed by the mailing of a check to such shareholder, except as follows: (i) if the Officers of the Trust reasonably believe that the shareholder’s address of record is incorrect, the shareholder’s redemption proceeds shall be invested in the SSgA Money Market Fund; and (ii) if the Officers of the Trust reasonably believe that the shareholder is an individual retirement account (IRA), the shareholder’s redemption proceeds shall be invested in the SSgA Money Market Fund.

After the completion of the distribution of the Fund’s assets under the Plan, the Officers of the Trust shall do any and all things necessary, with the advice of counsel, to wind up the affairs of the Fund, including the filing of any required documents with the Securities and Exchange Commission and any applicable state securities commissions, the State of Washington, the Commonwealth of Massachusetts, the City of Boston, or any other federal or state agencies.

After the completion of the distribution of the Fund’s assets under the Plan, the Trustees shall be discharged of any and all further liabilities and duties with respect to the Fund and its shareholders and/or its creditors, and the right, title and interest of all parties shall be canceled and discharged with respect to the Fund.

The Officers of the Trust shall be, and they hereby are, authorized by the approval of the Plan by the Board of Trustees of the Trust to perform such acts that are necessary, desirable or convenient, with the advice of counsel, to carry out the details of the Plan, to execute, acknowledge and deliver any and all documents necessary to distribute the net assets of the Fund and thereafter terminate the Fund’s existence and to carry out the Plan as set forth in the paragraphs above.

PLAN OF LIQUIDATION AND TERMINATION

SSgA Core Opportunities Fund

SSgA Core Opportunities Fund (the “Fund”), a separate series of the SSgA Funds, a Massachusetts business trust (the “Trust”), shall proceed to a complete liquidation according to the procedures set forth in this Plan of Liquidation and Termination (the “Plan”), effective on or around December 12, 2008.

The Plan was approved by the Board of Trustees of the Trust as of October 16, 2008.

Effective as of October 20, 2008, the Fund will cease the public offering of its shares and shall not engage in any business activities, except for the purpose of preparing to wind up, and winding up, its business and affairs, taking reasonable steps to preserve the value of the Fund’s assets, and distributing the Fund’s assets to shareholders in accordance with the Plan, provided, however, that in preparing to wind up its business and affairs, the Fund may continue to carry on its activities as a series investment company, as described in its current Prospectus, with regard to existing shareholders and assets, until final distribution to shareholders.  The Fund shall cause the orderly liquidation of its assets to cash form consistent with the terms of the Plan, by sale or holding to maturity of its investments as the Trust’s officers and the Fund’s investment adviser shall determine to be advisable, and pay or provide for payment of all outstanding obligations, taxes, expenses and other liabilities, accrued or contingent.

The Officers of the Trust shall provide advance notice to shareholders of the liquidation of the Fund, request instructions as to the distribution of proceeds and arrange for the distribution of the Fund’s net assets to shareholders in complete redemption of their shares on a pro-rata basis.  Such distribution shall be made to each shareholder in accordance with instructions from such shareholder, provided that if a shareholder has not given instructions to the Trust by the time that the proceeds are distributed, the shareholder’s redemption proceeds shall be distributed by the mailing of a check to such shareholder, except as follows: (i) if the Officers of the Trust reasonably believe that the shareholder’s address of record is incorrect, the shareholder’s redemption proceeds shall be invested in the SSgA Money Market Fund; and (ii) if the Officers of the Trust reasonably believe that the shareholder is an individual retirement account (IRA), the shareholder’s redemption proceeds shall be invested in the SSgA Money Market Fund.

After the completion of the distribution of the Fund’s assets under the Plan, the Officers of the Trust shall do any and all things necessary, with the advice of counsel, to wind up the affairs of the Fund, including the filing of any required documents with the Securities and Exchange Commission and any applicable state securities commissions, the State of Washington, the Commonwealth of Massachusetts, the City of Boston, or any other federal or state agencies.

After the completion of the distribution of the Fund’s assets under the Plan, the Trustees shall be discharged of any and all further liabilities and duties with respect to the Fund and its shareholders and/or its creditors, and the right, title and interest of all parties shall be canceled and discharged with respect to the Fund.

The Officers of the Trust shall be, and they hereby are, authorized by the approval of the Plan by the Board of Trustees of the Trust to perform such acts that are necessary, desirable or convenient, with the advice of counsel, to carry out the details of the Plan, to execute, acknowledge and deliver any and all documents necessary to distribute the net assets of the Fund and thereafter terminate the Fund’s existence and to carry out the Plan as set forth in the paragraphs above.

PLAN OF LIQUIDATION AND TERMINATION

SSgA Concentrated Growth Opportunities Fund

SSgA Concentrated Growth Opportunities Fund (the “Fund”), a separate series of the SSgA Funds, a Massachusetts business trust (the “Trust”), shall proceed to a complete liquidation according to the procedures set forth in this Plan of Liquidation and Termination (the “Plan”), effective on or around December 12, 2008.

The Plan was approved by the Board of Trustees of the Trust as of October 16, 2008.

Effective as of October 20, 2008, the Fund will cease the public offering of its shares and shall not engage in any business activities, except for the purpose of preparing to wind up, and winding up, its business and affairs, taking reasonable steps to preserve the value of the Fund’s assets, and distributing the Fund’s assets to shareholders in accordance with the Plan, provided, however, that in preparing to wind up its business and affairs, the Fund may continue to carry on its activities as a series investment company, as described in its current Prospectus, with regard to existing shareholders and assets, until final distribution to shareholders.  The Fund shall cause the orderly liquidation of its assets to cash form consistent with the terms of the Plan, by sale or holding to maturity of its investments as the Trust’s officers and the Fund’s investment adviser shall determine to be advisable, and pay or provide for payment of all outstanding obligations, taxes, expenses and other liabilities, accrued or contingent.

The Officers of the Trust shall provide advance notice to shareholders of the liquidation of the Fund, request instructions as to the distribution of proceeds and arrange for the distribution of the Fund’s net assets to shareholders in complete redemption of their shares on a pro-rata basis.  Such distribution shall be made to each shareholder in accordance with instructions from such shareholder, provided that if a shareholder has not given instructions to the Trust by the time that the proceeds are distributed, the shareholder’s redemption proceeds shall be distributed by the mailing of a check to such shareholder, except as follows: (i) if the Officers of the Trust reasonably believe that the shareholder’s address of record is incorrect, the shareholder’s redemption proceeds shall be invested in the SSgA Money Market Fund; and (ii) if the Officers of the Trust reasonably believe that the shareholder is an individual retirement account (IRA), the shareholder’s redemption proceeds shall be invested in the SSgA Money Market Fund.

After the completion of the distribution of the Fund’s assets under the Plan, the Officers of the Trust shall do any and all things necessary, with the advice of counsel, to wind up the affairs of the Fund, including the filing of any required documents with the Securities and Exchange Commission and any applicable state securities commissions, the State of Washington, the Commonwealth of Massachusetts, the City of Boston, or any other federal or state agencies.

After the completion of the distribution of the Fund’s assets under the Plan, the Trustees shall be discharged of any and all further liabilities and duties with respect to the Fund and its shareholders and/or its creditors, and the right, title and interest of all parties shall be canceled and discharged with respect to the Fund.

The Officers of the Trust shall be, and they hereby are, authorized by the approval of the Plan by the Board of Trustees of the Trust to perform such acts that are necessary, desirable or convenient, with the advice of counsel, to carry out the details of the Plan, to execute, acknowledge and deliver any and all documents necessary to distribute the net assets of the Fund and thereafter terminate the Fund’s existence and to carry out the Plan as set forth in the paragraphs above.

PLAN OF LIQUIDATION AND TERMINATION

SSgA International Growth Opportunities Fund

SSgA International Growth Opportunities Fund (the “Fund”), a separate series of the SSgA Funds, a Massachusetts business trust (the “Trust”), shall proceed to a complete liquidation according to the procedures set forth in this Plan of Liquidation and Termination (the “Plan”), effective on or around December 12, 2008.

The Plan was approved by the Board of Trustees of the Trust as of October 16, 2008.

Effective as of October 20, 2008, the Fund will cease the public offering of its shares and shall not engage in any business activities, except for the purpose of preparing to wind up, and winding up, its business and affairs, taking reasonable steps to preserve the value of the Fund’s assets, and distributing the Fund’s assets to shareholders in accordance with the Plan, provided, however, that in preparing to wind up its business and affairs, the Fund may continue to carry on its activities as a series investment company, as described in its current Prospectus, with regard to existing shareholders and assets, until final distribution to shareholders.  The Fund shall cause the orderly liquidation of its assets to cash form consistent with the terms of the Plan, by sale or holding to maturity of its investments as the Trust’s officers and the Fund’s investment adviser shall determine to be advisable, and pay or provide for payment of all outstanding obligations, taxes, expenses and other liabilities, accrued or contingent.

The Officers of the Trust shall provide advance notice to shareholders of the liquidation of the Fund, request instructions as to the distribution of proceeds and arrange for the distribution of the Fund’s net assets to shareholders in complete redemption of their shares on a pro-rata basis.  Such distribution shall be made to each shareholder in accordance with instructions from such shareholder, provided that if a shareholder has not given instructions to the Trust by the time that the proceeds are distributed, the shareholder’s redemption proceeds shall be distributed by the mailing of a check to such shareholder, except as follows: (i) if the Officers of the Trust reasonably believe that the shareholder’s address of record is incorrect, the shareholder’s redemption proceeds shall be invested in the SSgA Money Market Fund; and (ii) if the Officers of the Trust reasonably believe that the shareholder is an individual retirement account (IRA), the shareholder’s redemption proceeds shall be invested in the SSgA Money Market Fund.

After the completion of the distribution of the Fund’s assets under the Plan, the Officers of the Trust shall do any and all things necessary, with the advice of counsel, to wind up the affairs of the Fund, including the filing of any required documents with the Securities and Exchange Commission and any applicable state securities commissions, the State of Washington, the Commonwealth of Massachusetts, the City of Boston, or any other federal or state agencies.

After the completion of the distribution of the Fund’s assets under the Plan, the Trustees shall be discharged of any and all further liabilities and duties with respect to the Fund and its shareholders and/or its creditors, and the right, title and interest of all parties shall be canceled and discharged with respect to the Fund.

The Officers of the Trust shall be, and they hereby are, authorized by the approval of the Plan by the Board of Trustees of the Trust to perform such acts that are necessary, desirable or convenient, with the advice of counsel, to carry out the details of the Plan, to execute, acknowledge and deliver any and all documents necessary to distribute the net assets of the Fund and thereafter terminate the Fund’s existence and to carry out the Plan as set forth in the paragraphs above.

PLAN OF LIQUIDATION AND TERMINATION

SSgA Large Cap Value Fund

SSgA Large Cap Value Fund (the “Fund”), a separate series of the SSgA Funds, a Massachusetts business trust (the “Trust”), shall proceed to a complete liquidation according to the procedures set forth in this Plan of Liquidation and Termination (the “Plan”), effective on or around December 12, 2008.

The Plan was approved by the Board of Trustees of the Trust as of October 16, 2008.

Effective as of October 20, 2008, the Fund will cease the public offering of its shares and shall not engage in any business activities, except for the purpose of preparing to wind up, and winding up, its business and affairs, taking reasonable steps to preserve the value of the Fund’s assets, and distributing the Fund’s assets to shareholders in accordance with the Plan, provided, however, that in preparing to wind up its business and affairs, the Fund may continue to carry on its activities as a series investment company, as described in its current Prospectus, with regard to existing shareholders and assets, until final distribution to shareholders.  The Fund shall cause the orderly liquidation of its assets to cash form consistent with the terms of the Plan, by sale or holding to maturity of its investments as the Trust’s officers and the Fund’s investment adviser shall determine to be advisable, and pay or provide for payment of all outstanding obligations, taxes, expenses and other liabilities, accrued or contingent.

The Officers of the Trust shall provide advance notice to shareholders of the liquidation of the Fund, request instructions as to the distribution of proceeds and arrange for the distribution of the Fund’s net assets to shareholders in complete redemption of their shares on a pro-rata basis.  Such distribution shall be made to each shareholder in accordance with instructions from such shareholder, provided that if a shareholder has not given instructions to the Trust by the time that the proceeds are distributed, the shareholder’s redemption proceeds shall be distributed by the mailing of a check to such shareholder, except as follows: (i) if the Officers of the Trust reasonably believe that the shareholder’s address of record is incorrect, the shareholder’s redemption proceeds shall be invested in the SSgA Money Market Fund; and (ii) if the Officers of the Trust reasonably believe that the shareholder is an individual retirement account (IRA), the shareholder’s redemption proceeds shall be invested in the SSgA Money Market Fund.

After the completion of the distribution of the Fund’s assets under the Plan, the Officers of the Trust shall do any and all things necessary, with the advice of counsel, to wind up the affairs of the Fund, including the filing of any required documents with the Securities and Exchange Commission and any applicable state securities commissions, the State of Washington, the Commonwealth of Massachusetts, the City of Boston, or any other federal or state agencies.

After the completion of the distribution of the Fund’s assets under the Plan, the Trustees shall be discharged of any and all further liabilities and duties with respect to the Fund and its shareholders and/or its creditors, and the right, title and interest of all parties shall be canceled and discharged with respect to the Fund.

The Officers of the Trust shall be, and they hereby are, authorized by the approval of the Plan by the Board of Trustees of the Trust to perform such acts that are necessary, desirable or convenient, with the advice of counsel, to carry out the details of the Plan, to execute, acknowledge and deliver any and all documents necessary to distribute the net assets of the Fund and thereafter terminate the Fund’s existence and to carry out the Plan as set forth in the paragraphs above.

PLAN OF LIQUIDATION AND TERMINATION

SSgA Aggressive Equity Fund

SSgA Aggressive Equity Fund (the “Fund”), a separate series of the SSgA Funds, a Massachusetts business trust (the “Trust”), shall proceed to a complete liquidation according to the procedures set forth in this Plan of Liquidation and Termination (the “Plan”), effective on or around December 12, 2008.

The Plan was approved by the Board of Trustees of the Trust as of October 16, 2008.

Effective as of October 20, 2008, the Fund will cease the public offering of its shares and shall not engage in any business activities, except for the purpose of preparing to wind up, and winding up, its business and affairs, taking reasonable steps to preserve the value of the Fund’s assets, and distributing the Fund’s assets to shareholders in accordance with the Plan, provided, however, that in preparing to wind up its business and affairs, the Fund may continue to carry on its activities as a series investment company, as described in its current Prospectus, with regard to existing shareholders and assets, until final distribution to shareholders.  The Fund shall cause the orderly liquidation of its assets to cash form consistent with the terms of the Plan, by sale or holding to maturity of its investments as the Trust’s officers and the Fund’s investment adviser shall determine to be advisable, and pay or provide for payment of all outstanding obligations, taxes, expenses and other liabilities, accrued or contingent.

The Officers of the Trust shall provide advance notice to shareholders of the liquidation of the Fund, request instructions as to the distribution of proceeds and arrange for the distribution of the Fund’s net assets to shareholders in complete redemption of their shares on a pro-rata basis.  Such distribution shall be made to each shareholder in accordance with instructions from such shareholder, provided that if a shareholder has not given instructions to the Trust by the time that the proceeds are distributed, the shareholder’s redemption proceeds shall be distributed by the mailing of a check to such shareholder, except as follows: (i) if the Officers of the Trust reasonably believe that the shareholder’s address of record is incorrect, the shareholder’s redemption proceeds shall be invested in the SSgA Money Market Fund; and (ii) if the Officers of the Trust reasonably believe that the shareholder is an individual retirement account (IRA), the shareholder’s redemption proceeds shall be invested in the SSgA Money Market Fund.

After the completion of the distribution of the Fund’s assets under the Plan, the Officers of the Trust shall do any and all things necessary, with the advice of counsel, to wind up the affairs of the Fund, including the filing of any required documents with the Securities and Exchange Commission and any applicable state securities commissions, the State of Washington, the Commonwealth of Massachusetts, the City of Boston, or any other federal or state agencies.

After the completion of the distribution of the Fund’s assets under the Plan, the Trustees shall be discharged of any and all further liabilities and duties with respect to the Fund and its shareholders and/or its creditors, and the right, title and interest of all parties shall be canceled and discharged with respect to the Fund.

The Officers of the Trust shall be, and they hereby are, authorized by the approval of the Plan by the Board of Trustees of the Trust to perform such acts that are necessary, desirable or convenient, with the advice of counsel, to carry out the details of the Plan, to execute, acknowledge and deliver any and all documents necessary to distribute the net assets of the Fund and thereafter terminate the Fund’s existence and to carry out the Plan as set forth in the paragraphs above.